UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Cynapsus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Canada	001-37426	98-1226819
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Richmond Street West, Toronto, Ontario, Canada (Address of principal executive offices)	M6J 1C9 (Zip Code)

Registrant’s telephone number, including area code: 416-703-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting (as defined below) on May 10, 2016 of Cynapsus Therapeutics Inc. (the “Company” or “Cynapsus”), the Company’s shareholders approved the 2016 Amended and Restated Stock Option Plan (the “Amended and Restated Stock Option Plan” or the “Plan”) for directors, management, employees and consultants of Cynapsus and its subsidiary. The Amended and Restated Stock Option Plan: (i) added certain provisions relating to compliance with Section 409A of the Internal Revenue Code of 1986, as amended; (ii) added certain provisions regarding cashless exercise of options; (iii) revised certain provisions regarding the effect of a Change of Control (as defined in the Plan); and (iv) added certain provisions regarding approval of amendments to the Plan by the Company’s shareholders (including disinterested shareholder approval in certain circumstances) and/or the Company’s board of directors, among certain other updates.

The foregoing summary of certain terms of the Amended and Restated Stock Option Plan is not complete and is qualified by reference to the full text of the Plan, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. A brief description of the Amended and Restated Stock Option Plan is included under Section 2.4 “Amendments to Stock Option Plan” in the Company’s Management Information Circular dated April 4, 2016 for the Annual Meeting (the “Information Circular”), which was filed as Exhibit 99.1 to the Company’s Form 8-K filed with the United States Securities and Exchange Commission (“SEC”) on April 19, 2016.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting on May 10, 2016, the Company’s shareholders approved By-law No. 4 (the “Amended and Restated By-laws”). The Amended and Restated By-laws: (i) revised provisions relating to execution of instruments on behalf of the Company; (ii) revised provisions regarding the number and certain qualifications of directors; (iii) revised provisions regarding transactions involving conflicts of interest; (iv) updated descriptions of the powers and duties of certain officers of the Company; (v) revised provisions regarding limitation of liability of directors and officers of the Company; (vi) revised provisions relating to common share certificates and electronic and other non-certificated positions on the register of shareholders; and (vii) revised provisions relating to shareholder meetings, including shareholder nominations of directors, proxies for shareholder meetings and certain other matters, among certain other updates.

The foregoing summary of certain terms of the Amended and Restated By-laws is not complete and is qualified by reference to the full text of the Amended and Restated By-laws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual and Special Meeting of Shareholders held on May 10, 2016 (the “Annual Meeting”), (i) eight directors were re-elected; (ii) Ernst & Young LLP was re-appointed as the auditors of the Company; (iii) the Amended and Restated Stock Option Plan was approved; and (iv) the Amended and Restated By-laws were approved. The proposals are described in detail in the Company’s Information Circular for the Annual Meeting, which was filed as Exhibit 99.1 to the Company’s Form 8-K filed with the SEC on April 19, 2016. At the Annual Meeting, 7,603,279 common shares, or approximately 61.8% of the 12,309,366 common shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy. The final results for the votes regarding each proposal are set forth below.

Proposal No. 1: Election of Directors

The following persons were duly re-elected as directors of the Company until the next annual meeting of shareholders or until his or her successor is elected or appointed, unless his or her post is vacated earlier: Anthony Giovinazzo, Tomer Gold, Ronald Hosking, Tamar Howson, Nan Hutchinson, Perry Molinoff, Ilan Oren and Rochelle Stenzler. The table below sets forth the voting results for each director nominee:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Anthony Giovinazzo	6,387,511	4,588	1,211,180
Tomer Gold	6,387,529	4,570	1,211,180
Ronald Hosking	6,387,406	4,693	1,211,180
Tamar Howson	6,386,511	5,588	1,211,180
Nan Hutchinson	5,246,056	1,146,043	1,211,180
Perry Molinoff	6,386,264	5,835	1,211,180
Ilan Oren	6,388,511	3,588	1,211,180
Rochelle Stenzler	4,497,327	1,894,772	1,211,180

Proposal No. 2: Appointment of Ernst & Young LLP as Auditors

At the Annual Meeting, the Company’s shareholders approved the re-appointment of Ernst & Young LLP as the auditors of the Company until the close of the next annual meeting. The table below sets forth the voting results for this proposal:

Votes For(1)	Votes Withheld
7,595,395	7,884

(1)	Includes 1,211,180 broker non-votes that were voted for proposal no. 2.

Proposal No. 3: Approval of the Company’s Amended and Restated Stock Option Plan

At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Company’s Amended and Restated Stock Option Plan, as disclosed in Item 5.02 of this Current Report on Form 8-K and in the Information Circular. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Broker Non-Votes
6,356,704	35,395	1,211,180

Proposal No. 4: Approval of the Company’s Amended and Restated By-laws

At the Annual Meeting, the Company’s shareholders approved the amendment and restatement of the Company’s By-laws, as disclosed in Item 5.03 of this Current Report on Form 8-K and in the Information Circular. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Broker Non-Votes
4,201,023	2,191,076	1,211,180

Item 8.01	Other Events.

On May 11, 2016, the Company issued a press release announcing the results of the Annual Meeting. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	By-law No. 4
4.1	2016 Amended and Restated Stock Option Plan
99.1	Press release dated May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNAPSUS THERAPEUTICS INC.

Date: May 11, 2016	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Operating Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	By-law No. 4
4.1	2016 Amended and Restated Stock Option Plan
99.1	Press release dated May 11, 2016.